Exhibit 10.5

The redacted information has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CHECKFREE APL MASTER AGREEMENT

This CheckFree APL Master Agreement (“Agreement”) is made between CheckFree Investment Services, a division of CheckFree Services Corporation, a Delaware corporation with a place of business at 10 Exchange Place, 23rd floor, Jersey City, NJ 07302 (hereafter “CKFR”) and AssetMark Investment Services, with a principal place of business at 2300 Contra Costa Blvd., Suite 425, Pleasant Hill, CA 94523 (hereafter, referred to as “Client”). This Agreement shall supersede and replace the CheckFree APL Wrap System Agreement, dated July 15, 2002 between the parties (the “Old Agreement”).

WHEREAS, Client provides certain services to certain companies and wish to include on each account to each company the fees for access to the CheckFree APL system (the “System”); and,

NOW THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged by both parties, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

1.	TERM AND PRICING

CKFR agrees to provide Client, with volume based pricing on the number of accounts used, in the aggregate, for advisors or other parties mutually agreed upon by CKFR and Client (each an “Authorized Party” or “AP”) to which Client provides certain outsourcing services, except as provided in Sections 1.5. Client agrees to submit to CKFR the New User Notification Form substantially in the form attached as Addendum B in order to notify CKFR of the Authorized Party and any needed implementation services.

1.1

For a period of three (3) years (the “Term”), CKFR agrees to furnish Client with access to its customized version of the System. CKFR will give Client pricing based on the combined number of accounts Of all Authorized Parties as stated in Schedule 1 (attached hereto), except as stated in Section 1.5.

1.2

Client and Authorized Parties will have access to the System by means of thirty (30) active ports. Such access will normally be between the hours of 8:00 a.m. and 6:00 p.m., Eastern Time, Monday through Friday. Client and Authorized Parties will have access at other times subject to CKFR’s reasonable discretion based on usage considerations.

1.3

CKFR will provide Client and Authorized Party personnel with the documentation, training, and assistance necessary to implement access to the System. If an Authorized Party requires additional services, such services will be negotiated between CKFR and Client and paid for by Client as long as Client has given prior approval for such services.

1.4

The monthly rates and minimum payments applicable to the System are set forth on Schedule 1 hereto, with the rate to be determined in each instance based on the type of account, as further listed on Schedule 1 hereto, except as stated in Section 1.5.

1.5

Notwithstanding the pricing set forth on Schedule 1 hereto, if an Authorized Party is a current client of CKFR or is processing accounts on the System at the time of becoming an Authorized Party (each such pre-existing client of CKFR being hereinafter referred to as a “PEC”), Client will be responsible for such PEC’s then current account pricing for six (6) months from the time in which Client has assumed full responsibility for servicing such accounts. This period of time shall be known as the “Wait Period”. Client and CKFR acknowledge that during the Wait Period there may be a transition of account servicing responsibilities from the PEC to Client. CKFR shall pass on the discounts associated with Schedule 1 the month immediately following the Wait Period as Client assumes the servicing of those accounts. The example below illustrates the invoicing of the Wait Period.

Example #1: It is January 1, 2005 and the PEC has 20,000 accounts, the PEC is a current CKFR client until August 2005. The transition schedule is as follows: 5000 accounts in February 2005; 5000 accounts in July 2005; 5000 accounts in December 2005 and 5000 accounts in April 2007.

•	January 2005—June 2005; then current PEC pricing for all accounts

•	July 2005—December 2005: - then current PEC pricing for 15,000 accounts; Schedule 1 pricing for 5000 accounts

•	January 2006—June 2006: then current PEC pricing for 10,000 accounts; Schedule 1 pricing for 10,000 accounts

•	July 2006—October 2007: then current PEC pricing for 5,000 accounts; Schedule 1 pricing for 15,000 accounts

•	November 2007—thereafter: Schedule 1 pricing

If Authorized Party is not a current client of CKFR or is not currently processing accounts on the System at the time of becoming an Authorized Party, then Client may use pricing listed in Schedule 1 for additional accounts added to System

1.5.1	Notwithstanding the above language, CKFR shall not charge more than the following monthly per account rates by product.

• Mutual Fund Wrap Accounts	$	[***]
• Separately Managed Wrap Accounts	$	[***]
• ETF Wrap Accounts	$	[***]
• Multiple Strategy Portfolio Accounts	$	[***]
• Administrative Accounts	$	[***]
• Funding Accounts	$	[***]

1.6

In the event that Client and CKFR desire to cover additional types of accounts or include other Authorized Parties under, or remove Authorized Parties from, the terms of this Agreement, Client and CKFR may amend the schedules and addenda hereto by mutual agreement of Client and CKFR in writing.

1.7

Payments due under this agreement are to be made within thirty (30) calendar days of receipt by Client of the invoice. Client agrees to pay any applicable taxes, including state and local, levied or based on this charge or the Agreement (excluding income taxes payable by CKFR). Payments made by credit card shall incur a [***] percent ([***]%) surcharge.

1.8

Late Fees, In the event Client fails to pay any fee or charge on or before the due date specified by this Agreement, CKFR reserves the right to impose a late fee equal to 1 1⁄2% of the delinquent amount for each month or partial month that the amount remains unpaid (or, if less, the maximum amount permitted by law).

1.9

CKFR also offers certain Optional Services that are not included in the System and that are priced separately. Addendum A to this Agreement lists the Optional Services that are available upon request. The Optional Services are subject to change over time and are not all- inclusive.

1.10

CKFR will make available the services and functions as described in the System users guide, to be provided to the Authorized Parties upon execution of this Agreement, and the Webster on-line enhancements bulletin board. Authorized Parties will have access to additional services and functions that are released to the System user base generally. In the event that CKFR is requested to provide additional custom programming it will do so at the rate of [***] ($[***]) per hour. Software analysis will be provided to analyze, facilitate, implement and test programming as described herein at the rate of [***] dollars ($[***]) per hour.

1.11

CKFR shall not agree to provide, or provide, to any Authorized Party any Optional Services or other services not specifically contemplated hereby without Client’s prior written consent thereto, if such services would result in the incurrence of additional fees by Client and Client shall have no responsibility or liability to CKFR for any fees incurred without such prior written consent.

1.12

Client and CKFR hereby acknowledge that they have executed a letter agreement dated March 14, 2006 (the Letter Agreement”), whereby the parties reached an agreement on the use by Client of a specific tool developed by CKFR (as described in such Letter Agreement). The parties hereto agree and acknowledge that the Letter Agreement shall survive until the termination or expiration of this Agreement, The parties further acknowledge that the reference to “Section 1.12” in the Letter Agreement to the Old Agreement should have been to “Section 1.5” of the Old Agreement.

1.13

During the term of this Agreement, Client may request CKFR to develop a specific and specialized competitive modification to the System (a “Tool”). If CKFR agrees to develop the Tool, and if CKFR expressly agrees in a writing signed by both parties (which shall not include a facsimile or email) (the “Use Agreement”), Client shall enjoy (subject to the terms and conditions below and in such Use Agreement) exclusive use of such particular Tool for a defined period of time agreed to by Client and CKFR in such Use Agreement (the “Restricted Period”). In such case, CKFR will not sell or utilize the Tool, as developed, for other CKFR clients for the Restricted Period. Client agrees, however, that CKFR shall not be restricted from designing, developing, creating, selling and implementing similar or identical functionality, features and/or tools to or for other CKFR client(s), so long as CKFR and such client(s) undertake the design and creation of such functionality, features and/or tools by utilizing a discovery and collaborative process similar to that which was followed by CKFR and Client during the design and creation of the Tool. During such process, CKFR shall not divulge, reveal or provide specific information about the Tool to such other client(s). However, if through the discovery and collaborative process, CKFR and such client(s) are able to create and/or develop functionality, features and/or tools that are similar to, or even identical to, the Tool, CKFR shall not be in violation of the Agreement by creating and providing these functionalities, features and/or tools to such client(s). Further, with respect to CKFR products and services made generally available to CKFR’s customer base, CKFR shall not be prohibited from offering any features, functionality and/or tools in such products and services that separately, or in conjunction with other features, functionality and/or tools perform similar to any Tool(s), so long as the Tool(s), as specifically designed and created by CKFR for Client is not included in such CKFR products or services. Client acknowledges and agrees that, between itself and CKFR, CKFR owns all of the rights (including any and all intellectual property rights), title and interest in and to the System, including all modifications (including the Tool), enhancements and releases thereto. Nothing in this Agreement shall be construed to infer the provision of any such rights to AssetMark.

2.	CONFIDENTIAL INFORMATION

CKFR and Client each agree that it, including its officers, employees and agents, who shall be obligated either by execution of a confidentiality agreement requiring such person to maintain the confidentiality of the Confidential Information or is subject to a policy which would protect the Confidential Information from disclosure, shall maintain all information disclosed to it by the other in connection with this Agreement in confidence and will not disclose any such information to anyone who does not have a need to know such Confidential Information for the purposes of fulfilling obligations under this Agreement, nor shall a recipient of such Confidential Information use it for its own benefit or for the benefit of others without the written consent of the other party. Confidential Information may be released, but only to the extent necessary to resolve any dispute involving this Agreement or as otherwise required by law or order of any court or tribunal having jurisdiction.

“Confidential Information” shall mean all information or material proprietary to CKFR or Client or designated by either party as proprietary, which either party may obtain knowledge about or access to, through or as a result of our mutual relationship. Confidential Information includes, but is not limited to, the following types of information and other information of a similar nature whether or not reduced to writing: any and all information gained in or through the System (including software, databases, methodologies and evaluations), discoveries, ideas, concepts, research, development, processes, operating procedures, “know-how”, marketing techniques, procedures and materials, marketing and development plans, client names and other information related to clients, account fees, pricing and policies and financial information. Confidential Information also includes any information described above which either party obtains from a third party and which either party treats as proprietary or designates as Confidential Information, whether or not owned or developed by that party, unless such information was obtained from a third party free from any obligation of confidentiality or restriction on disclosure. Confidential Information received hereunder shall not be treated as confidential if it is or becomes generally available or known to the public other than by disclosure by the receiving party hereunder in violation of this Agreement. Client shall not download, copy, transfer or otherwise remove or manipulate Confidential Information from the System, nor shall Client copy and paste such items into any third party applications other than to productivity software, such as spreadsheets or word processing applications used solely for Client’s internal use, which shall not include use for the benefit of an affiliate of Client or a joint venture to which Client is a party.

3.	WARRANTY AND LIMITATION OF LIABILITY

3.1

CKFR SHALL INDEMNIFY AND HOLD CLIENT HARMLESS FROM ALL FINES, PENALTIES, LOSSES, LIABILITIES, DAMAGES, CLAIMS, AND COSTS (INCLUDING REASONABLE ATTORNEYS’ FEES AND COURT COSTS), CAUSED AS A RESULT OF CKFR’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT, CKFR’S BREACH OF INTELLECTUAL PROPERTY RIGHTS OR CLIENT’S CONFIDENTIALITY PROVISIONS. If any claim is brought alleging infringement or the violation of any intellectual property right, the alleged infringing party will avoid any further possible infringement of the intellectual property right in question. The alleged infringing party will seek to resolve the claim in consultation with the non-infringing party, either by means of alternative arrangements for the Services, or by obtaining permission to use the intellectual property in question.

3.2

EXCEPT AS OTHERWISE STATED IN SECTION 3.1, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES. ANY CLAIM FOR DAMAGES AGAINST CKFR, OTHER THAN AS PROVIDED FOR HEREIN, SHALL BE LIMITED TO LIQUIDATED DAMAGES IN THE AMOUNT OF THE SYSTEM FEES PAID BY CLIENT TO CKFR FOR EACH AFFECTED AUTHORIZED USER PURSUIANT TO THIS AGREEMENT FOR THE TWO (2) CALENDAR MONTHS IMMEDIATELY PRECEEDING THE MONTH THAT GAVE RISE TO THE DAMAGES.

EXCEPT AS OTHERWISE PROVIDED HEREIN, CKFR MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER.

Neither party shall be liable for any delay or other failure of performance caused by factors beyond its reasonable control, such as, but not limited to, strikes, insurrection, war, fire, lack of energy, acts of God, governmental acts or regulation, or acts of third parties.

In the event that Client at any time accesses data comprised of evaluations of Fixed Income Securities and certain other data related to such securities, the following additional provisions shall apply:

i)

Fixed Income Securities are complicated financial instruments. There are many methodologies (including computer-based analytical modeling and individual security evaluations*) available to generate approximations of their market value, and there is significant professional disagreement about which is best. No evaluation method, including those used by CKFR, may consistently generate approximations that correspond to actual “traded” prices of the instruments.

ii)	The System contains evaluations; however, Client acknowledges that there may be errors or defects in the System evaluations and may be inappropriate for use in certain applications.

iii)

Client acknowledges and agrees that Client assumes all responsibility for edit checking, external verification of evaluations, and ultimately the appropriateness of use of evaluations and other pricing data provided via the System, regardless of any efforts made by CKFR or any of its third party suppliers in this respect. Client agrees to indemnify and hold CKFR and its third party suppliers completely harmless in the event that errors, defects, or inappropriate evaluations are made available to Client via the System.

*

Individual security evaluations are used for miscellaneous issues that may not fit into any of data supplier’s current evaluation models. These issues are evaluated on a case-by-case basis. Data suppliers concentrate on integrity within both market sector and issuer, examine the individual characteristics of each issue, and confer with broker/dealers and other information sources. Market sources are contacted by CKFR’s data suppliers when appropriate for the particular issue. These issue types include but are not limited to non-investment grade issues and issues with special terms and conditions. These issues are subject to the same quality control standards applied to other evaluations provided by CKFR’s data suppliers.

4.	INTELLECTUAL PROPERTY

4.1

CKFR shall own all right, title and interest in and to all of the System, software, software code (including source code) and documentation CKFR supplies to Client in the performance of this Agreement, including without limitation all error corrections, updates, upgrades, enhancements and custom programming, all patents, copyrights and other intellectual property rights therein.

4.2	Each party shall have or obtain all necessary licenses and governmental approvals to use any and all intellectual property that may be shared between the parties.

4.3

Each party will hold harmless and indemnify the other party and, at the other party’s option, defend the other party from and against any and all fines, penalties, losses, liabilities, damages, claims, and costs (including reasonable attorneys’ fees and court costs), arising out of or incurred as a result, directly or indirectly, of any alleged or actual infringement or violation of any right, or alleged right, relating to intellectual property, to include any patent, copyright or trade secret.

4.3

In addition, if any claim is brought alleging infringement or the violation of any intellectual property right, the alleged infringing party will avoid any further possible infringement of the intellectual property right in question. The alleged infringing party will seek to resolve the claim in consultation with the non-infringing party, either by means of alternative arrangements for the Services, or by obtaining permission to use the intellectual property in question.

5.	ASSIGNMENT

This Agreement may not be assigned by Client, in whole or in part, without the prior written consent of CKFR. Any prohibited assignment or transfer shall be void. Client agrees not to resell or allow third parties to have access to the System without the prior written consent of CKFR.

6.	TERMINATION

6.1

This Agreement will automatically renew and extend for successive twelve (12) month terms (“Renewal Term”), commencing at the conclusion of the Initial Term or any Renewal Term unless either Client or CKFR gives contrary notice at least one hundred and eighty (180) days prior to the expiration of the Initial Term or the then current Renewal Term. Upon termination, the obligations of a continuing nature shall continue to be binding and in full force and effect, including, without limitation, those reflected in the following sections of this Agreement: section 2, section 3 and section 4. Notwithstanding the foregoing, Client is hereby granted the right at its option to terminate this Agreement for its convenience at any time after the first eighteen (18) months by giving one hundred and eighty (180) days prior written notice of termination, and by the payment to CKFR of an amount equal to the higher of the applicable fees or the minimum fee for the months remaining in the term. In addition, if either party breaches the terms of this Agreement and fails to cure such breach within thirty (30) days of written notice from the non-breaching party, then, at the option of the nonbreaching party, this Agreement shall terminate. Upon termination for any reason, Client shall instruct all Authorized Parties that it is unable to provide services related to the System.

7.	DATA

Authorized Party may request data tapes for de-conversion by making such request through Client. The fee for each de-conversion tape generation is $[***] per tape per Authorized user. Standard data tapes for download and delivery will include all Authorized Party owned and generated data. Such data will include, but not be limited to, all tax lot, account/broker profiles, name and address files, and all fields for the following files: EDPORT, EDGL, EDAC, EDMEMO, EDPMHIST and INFODEX. Files may be accessed by Authorized Party or Client either by aforementioned tape or by electronic download.

8.	MISCELLANEOUS

8.1

CKFR hereby affirms that it complies with the Financial Services Modernization Act of 1999 (Gramm-Leach-Bliley Act) regarding ‘Privacy’ of ‘non-public personal information’ as stated in Title V of that Act and promulgated by the Federal Reserve Board in Regulation P.

8.2

If any provision of this Agreement (or any portion thereof) shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder hereof shall not in any way be affected or impaired thereby.

8.3	The headings in this Agreement are intended for convenience of reference and shall not affect its interpretation.

8.4

The parties do not intend the benefits of this Agreement to inure to any third party, and nothing contained herein shall be construed as creating any right, claim or cause of action in favor of any such third party against either of the parties hereto.

8.5	This Agreement shall be governed by the laws of the State of Delaware without regard to choice of law principals.

8.6

Service of all notices under this Agreement shall be in writing and sent by either U.S. Certified Mail, return receipt requested, postage paid, addressed to the party to be served notice, or by nationally recognized overnight mail service, at the following addresses. All such notices and communications shall be effective upon receipt.

8.7	CheckFree Investment Services	AssetMark Investment Services
	a Division of CheckFree Services Corporation	2300 Contra Costa Blvd., Suite 425
	4411 East Jones Bridge Road	Pleasant Hill, CA 94523
Norcross, Georgia 30092
	Attention: William C. Buckham,	Attention: John Whittaker
	Assistant General Counsel	Chief Operating Officer

8.8

Each of the individuals executing this Agreement on behalf of CKFR and Client hereby represents and warrants that he/she is duly authorized by all necessary action to execute this Agreement on behalf of his/her respective principal.

8.9

This Agreement constitutes the entire agreement and supercedes any prior agreement(s) between the parties hereto with respect to the subject matter of this Agreement and there are no representations, understandings or agreements that are not fully expressed herein. All changes, waivers, and discharges must be in a writing signed by an authorized representative of the party against which the change, waiver or discharge is sought to be enforced.

8.10	This Agreement may be executed in multiple counterparts, each of which shall constitute an original and all of which when taken together shall constitute but one and the same instrument.

This Agreement shall be effective upon CKFR’s signature (the “Effective Date”). CKFR agrees to fully execute this Agreement within ten (10) days of signed receipt of it from Client. EXECUTED in multiple originals.

AssetMark Investment Services (“Client”)		CheckFree Investment Services a Division of CheckFree Services Corporation (“CKFR”)

By:	/s/ John M. Whittaker	By:	/s/ Kenneth Bachulis
Print:	John M. Whittaker	Print:	Kenneth Bachulis
Title:	SVP, COO	Title:	Vice President
6/23/06

Schedule 1

The following monthly rates apply for all business added to the accounts of Authorized Parties except for those excluded in Section 1.5. Client rates will be based on the total number of accounts utilized by the Authorized Parties. Client shall be required to pay a monthly minimum fee of [***] dollars $[***] for the ‘AIS’ directory. Client understands and agrees that additional directories requested by Client shall incur both a setup charge as well as an additional monthly minimum charge. Such fees shall be furnished to Client upon request for any such additional directory.

For Active Accounts, the following monthly rates apply:

Mutual Fund Wrap Accounts

$[***] per account for accounts 0 – 1,000 and,

$[***] per account for accounts 1,001 – 5,000 and,

$[***] per account for accounts 5,001 – 10,000 and,

$[***] per account for accounts 10,001 – 20,000 and,

$[***] per account for accounts 20,001 – 30,000 and,

$[***] per account for accounts 30,001 – 40,000 and,

$[***] per account for accounts 40,001 – 70,000 and,

$[***] per account for each account thereafter.

Separately Managed Wrap Accounts

$[***] per account for accounts 0 – 300 and,

$[***] per account for accounts 301 – 800 and,

$[***] per account for accounts 801 – 1,500 and,

$[***] per account for accounts 1,501 – 3,000 and,

$[***] per account for each account thereafter.

ETF Wrap Accounts

$[***] per account for accounts 0 – 1,000 and,

$[***] per account for accounts 1,001 – 5,000 and,

$[***] per account for accounts 5,001 – 10,000 and,

$[***] per account for accounts 10,001 – 20,000 and,

$[***] per account for accounts 20,001 – 30,000 and,

$[***] per account for each account thereafter.

Multiple Strategy Portfolio (CMA) Accounts

$[***] for the first two sleeves and $[***] for each sleeve per account thereafter, for accounts 0 – 500 and,

$[***] for the first two sleeves and $[***] for each sleeve per account thereafter, for accounts 501 – 1,000 and,

$[***] for the first two sleeves and $[***] for each sleeve per account thereafter.

Administrative Accounts 1

$[***] per account

Funding Accounts2

$[***] per account

[1]	Includes bookkeeping transactions via interface, post/reconcile trades via interface, postscript reporting and performance calculations. Excludes Windows build.
[2]

Includes bookkeeping transactions via interface, post/reconcile trades via interface. Excludes Performance. The maximum period of time that CKFR agrees to invoice a funding account is limited to three months.

i

CKFR and Client agree that Active Accounts are billable. Active Accounts are defined as accounts in which interface processing is run against the accounts and/or accounts that are manually updated on the System. For the avoidance of doubt, all Active Accounts will be coded into a System code, called “RR”, less than 99. Client controls the coding of these accounts and may change the coding to RR=99 to signify an Inactive Account. Client agrees to notify CKFR within thirty (30) days of any change to such account coding. Client represents that it will not change account RR’s in order to avoid paying associated System fees. Client shall notify CKFR in writing of account coding changes at least thirty (30) days in advance. Client further agrees that any dispute regarding invoicing related to incorrectly coded accounts or System fees must be brought to the attention of CKFR, in writing, within thirty (30) days of receipt of current invoice by Client.

Inactive Accounts are not billable and are defined as closed accounts, which are kept for historical reporting purposes (i.e. composites). For the avoidance of doubt, these Inactive Accounts are stored in RR’s greater than 98 on the System. Accounts that have been terminated by Authorized Party will be migrated by Client into the RR EQ 99 designation. At that point Client will not be charged the normal monthly account fee, but such data will be stored on the System at no additional charge, Twenty-four months after termination of accounts, CKFR may purge closed tax lot data on these accounts, but will continue to store historical performance data for the term of the Agreement.

Monthly billing at the rates specified herein will commence at the first billing cycle following the Effective Date or, if the Agreement is executed and returned to CKFR by June 15, 2006, such rates will be effective as of September 1, 2005, and CKFR shall credit the Client accordingly.

Addendum A: Optional Services-Not Included in System

•	PostScript based Client Reporting (Graphical)

•	Interfaces – new developed interfaces or existing interfaces

•	Securities Pricing other than listed U.S. equities

•	Ancillary securities information such as factors and ratings

•	JJ Kenny Municipal Bond Pricing

•	Faxing

•	15 Minute Delay Quote Terminal

•	PostScript Printing

Black and White

Color

•	Printing – other than quarterly monitor

•	Outsourcing (third party vendor’s print/fulfillment services)

•	APL Archive

•	Additional On-site Training/Support

•	Communications Equipment

Purchase, Lease, Rental Fees

Equipment Maintenance

•	Dedicated and Leased Line(s)

•	Electronic delivery of statements – APL Navigator

•	CD ROM bum

•	Client Initiated Disaster Recovery & Network testing

•	Terminal Emulation Software – KEA

•	Communications Software – VPN token (incurs a monthly per-token communications charge)

Addendum B: New User Notification for Authorized Parties

Name of Authorized User:

Date:

New User Notification Billing Period Start Date:

Authorized User Needs:	CKFR Pricing:

•	Directory Setup

•	Source (s) of data files

•	Number of ports

•	Number of accounts

•	Data files being converted

•	Implementation of “existing” interfaces

Trades

Bookkeeping

Position

Cash

Name & Address

End of day trades allocation

Electronic Order Routing

•	Creation of “new” interfaces

Trades

Bookkeeping

Positions

Cash

Name & Address

End of day trades allocation

Electronic Order Routing

•	Customized ASCII text reports (samples provided)

•	Customized functionality

•	Performance sectors

•	PostScript report customization

•	Standard Billing System

•	COMMUNICATION COSTS - TBD

TOTAL FEE:	$

CKFR input:

Start Date of conversion:

Short Name of directory:

AP Directory Minimum:                      Per Month

v

Effective Date:	12/2/2010	Contract Type:	Amendment #1
Client Short Name:	AIS

Contract Company Name:	Genworth Financial Wealth Management, Inc.

Address:	2300 Contra Costa Blvd., Suite #600

City, State, Zip:	Pleasant Hill, CA 94523

Country:	United States

Contact Name:	Carrie Hansen

Telephone Number:	800-664-5345

Date Contract Rec’d	Contract Format	Type of Service	Group Responsible	If CAM, Team #

12/16/2010	Original	Hosted (i.e. APL)	CAM	CAM Team 12

Legal Contracting Officer (initial & date):

Projected Revenue of Contract:	I hereby certify that I have compared the attached signed contract document to the final version submitted to the Client for signature (as such was approved internally) and that there have been no modifications.

refer to agreement	/s/ X [Authorized Signatory] 12/17/2010

Date Released to Authorized Signatory for signature:

      Salesperson(s):

                        RM:          Larry Bernstein / Michael Dellipaoli

Special Notes:

Date/Time Cover Sheet Generated	12/17/2010 9:14 AM

Signatures/Initials - please date

☒ /s/ Tom Ryan 12/20/10	☐ Lana Cheng-Minafia (Client Svcs. — SOWs $25,000.00 & less)	Electronic Copy

☒ Hamilton Bunge / Bob Whiteside (Finance)	☐ Mike Gianoni (Group President—Financial Institutions Group)	☐ Finance JERSEY CITY/ MORRIS PLAINS/ UNITED KINGDOM
/s/ Hamilton Bunge 12/28/10

☐ Pete Crenier (SVP, Client Services—IS)	☐ Sean Gallagher (President—Investment Services)	☐ Legal Department Contract Repository

☐ Angelo Fazio (Client Svcs. — SOWs $25,000.00 & less)	☐ Chery Nash (SVP, Business Development)

☐ Charles Smith (Client Svcs.—SOWs $25,000.00 & less)	Executed Contract Distribution:

☐ David Cerza (Client Svcs.—SOWs $25,000.00 & less)	Original

☐ Keith Smith (Client Svcs.—SOWs $25,000.00 So less)	☐ Client-sent via UPS (see Legal for tracking number)

☐ Contract File Cabinets

AMENDMENT #1

This is Amendment #1 (“Amendment”), made effective as of December 2, 2010 (the “Amendment Effective Date”), is to the CheckFree APL Master Agreement between CheckFree Services Corporation (“CKFR”) and Genworth Financial Wealth Management, Inc. f/k/a/ AssetMark Investment Services, (“Client”), effective as of June 23, 2006 (the “Agreement”). Any capitalized terms not defined in this Amendment shall be given their meanings set forth in the Agreement.

RECITALS

WHEREAS, per Section 1.2 of the Agreement, Client may access the System by means of thirty (30) ports; and

WHEREAS, CKFR and Client each desire to the Agreement.

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants contained herein, the parties agree to modify and otherwise amend the Agreement as follows:

1.

As of the Amendment Effective Date and notwithstanding anything to the contrary in the Agreement, CheckFree hereby agrees to increase the number of ports that the Client uses to access the System by fifteen (15) ports, for a collective use of forty-five (45) ports (“Total Ports”), at no additional costs to the Client. Additional ports requested by Client in excess of the Total Ports shall be billable to and payable by Client at CKFR’s then-current rate per port per month.

2.	EFFECT OF AMENDMENT: Except as otherwise expressly provided in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment shall be effective upon the Amendment Effective Date set forth above. EXECUTED in multiple originals.

CheckFree Services Corporation		Genworth Financial Wealth Management Inc.

By:	/s/ Robert Whiteside	By:	/s/ Carrie Hansen
Print Name: Robert Whiteside		Print Name: Carrie Hansen
Title: VP Finance		Title: Chief Operation Officer

Effective Date:	9/7/2011	Contract Type:	Amendment #2
Client Short Name:

Contract Company Name:	Genworth Financial Wealth Mgmt

Address:

City, State, Zip:

Country:	United States

Contact Name:

Telephone Number:

Date Contract Rec’d	Contract Format	Type of Service	Group Responsible	If CAM, Team #

10/19/2011	Original	Hosted (i.e. APL)

Legal Contracting Officer (initial & date):

Projected Revenue of Contract:	I hereby certify that I have compared the attached signed contract document to the final version submitted to the Client for signature (as such was approved internally) and that there have been no modifications.

No Projected Revenue charge	/s/ Ma 10-19-2011

Date Released to Authorized Signatory for signature:

            10/19/2011

      Salesperson(s):

                        RM:

Date/Time Cover Sheet Generated	10/19/2011 2:25 PM

Signature/Initials - please date		Executed Contract Distribution:

☐	Louis Bonanni (Legal)	Original	Electronic Copy

☒	Hamilton Bunge / Bob Whiteside (Finance)	☐ Client–sent via UPS (see Legal for tracking number)	☐ Finance JERSEY CITY/ MORRIS PLAINS/ UNITED KINGDOM
/s/ Hamilton Bunge / Bob Whiteside 10/20/2010

☒	Cheryl Nash (Interim President)	☐ Contract File Cabinets

/s/ Cheryl Nash 10/20/11
☐	Pete Crenier (SVP, Client Services - IS)

☐	Doug Smith (VP, Operations)		☐ Legal Department Contract Repository

☐	Mike Gianoni (Group President — Financial Institutions Group)

AMENDMENT #2

This is Amendment #2 (“Amendment”), made effective as of September 7, 2011 (the “Amendment Effective Date”), is to the CheckFree APL Master Agreement between CheckFree Services Corporation (“CKFR”) and Genworth Financial Wealth Management, Inc. f/k/a AssetMark Investment Services, (“Client”), effective as of June 23, 2006 (the “Agreement”). Any capitalized terms not defined in this Amendment shall be given their meanings set forth in the Agreement.

RECITALS

WHEREAS, Client intends to undergo a directory consolidation with a targeted completion date of October 31, 2011 and this Amendment will provide interim account pricing; and

WHEREAS, CKFR and Client each desire to amend the Agreement.

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants contained herein, the parties agree to modify and otherwise amend the Agreement as follows:

1.	Schedule 1 of the Agreement is hereby modified to include the following:

“Multiply Strategy Portfolio (“MSP”) Active Accounts include:

(a) MSP accounts that are migrated from the GNA APL directory to the AIS APL directory after the Amendment Effective Date, and identified on the AIS directory by RR EQ 1. An MSP account shall be considered migrated when the account is no longer billed for on the GNA directory, but is billed for on the AIS directory.

(b) New MSP accounts added to the AIS directory after the Amendment Effective Date identified by RR EQ 1.

For the MSP Active Accounts, the following rate applies:

$[***] per account per month

2.	The MSP Active Account per account fee of $[***] per month shall remain in effect while this Amendment remains in force.

3.	This Amendment shall expire on June 30, 2012 or upon the execution of a new APL license Agreement between the parties, whichever occurs sooner.

4.	EFFECT OF AMENDMENT: Except as otherwise expressly provided in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

[SIGNATURES ON NEXT PAGE]

This Amendment shall be effective upon the Amendment Effective Date set forth above. EXECUTED in multiple originals.

CheckFree Services Corporation		Genworth Financial Wealth Management, Inc.

By:	/s/ Cheryl Nash	By:	/s/ Carrie E. Hansen
Print Name: Cheryl Nash		Print Name: Carrie E. Hansen
Title: President		Title: SVP, COO, President - Mutual Funds
Date: 10/20/11		Date: 10/18/11

Effective Date:	8/6/2012	Contract Type:	Amendment No. 3
Client Short Name:

Contract Company Name:	Genworth Financial Wealth Management, Inc.

Address:

City, State, Zip:

Country:

Contact Name:	Gary Zyla

Telephone Number:

Date Contract Rec’d	Contract Format	Type of Service	Group Responsible	If CAM, Team #

8/6/2012	.PDF	Hosted (i.e. APL)

Legal Contracting Officer (initial & date):

Projected Revenue of Contract:	I hereby certify that I have compared the attached signed contract document to the final version submitted to the Client for signature (as such was approved internally) and that there have been no modifications.

IDC Data Fixed Monthly Fee (Updated)	/s/ X [Authorized Signatory] 8-6-2012
(See Attached)

Date Released to Authorized Signatory for signature:

            8/6/2012

      Salesperson(s):

                        RM:        Todd Fornella

Date/Time Cover Sheet Generated	8/6/2012 10:39 AM

Signature/Initials - please date		Executed Contract Distribution:

☒	Louis Bonanni (Legal)	Original	Electronic Copy

/s/ Louis Bonanni 7/6/12

☒	Hamilton Bunge / Bob Whiteside (Finance) /s/ Hamilton Bunge 12/28/10	☐ Client – sent via UPS (see Legal for tracking number) ☐ Contract File Cabinets	☐ Finance JERSEY CITY/ MORRIS PLAINS/ UNITED KINGDOM

☐	Cheryl Nash (IPresident)		☐ Legal Department Contract Repository

☒	Pete Crenier (SVP, Client Services -IS)

Pete Crenier 8/8/2

☐	Doug Smith (VP, Operations)

☐	Mike Gianoni (Group President — Financial Institutions Group)

Contract ID#873

AMENDMENT #3

This is Amendment #3 (“Amendment”), made effective as of August 1, 2012 (the “Amendment Effective Date”), is to the CheckFree APL Master Agreement between Fiserv Investment Solutions, Inc (as successor-in-interest to CheckFree Services Corporation) (“Fiserv”) and Genworth Financial Wealth Management, Inc. f/k/a AssetMark Investment Services, (“Client”), effective as of June 23, 2006 (the “Agreement”). Any capitalized terms not defined in this Amendment shall be given their meanings set forth in the Agreement.

RECITALS

WHEREAS, the Client is receiving JJ Kenny Daily Muni pricing (“Existing Data”) through the System; and

WHEREAS, Fiserv and Client agree to replace the Existing Data with IDC Data (as defined below); and

WHEREAS, Fiserv and Client each desire to amend the Agreement.

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants contained herein, the parties agree to modify and otherwise amend the Agreement as follows:

1.	Effective with the Amendment Effective Date, the following fees for the Existing Data shall be deleted from the Client’s monthly invoice:

Description	Unit Price
MUNI PRICING JJKENNY	[***]
WKLY MUNI PRICING JJKENNYW	[***]

Effective with the Amendment Effective Date, the Existing Data shall be replaced with IDC Muni Pricing data (“IDC Data”) and the following fees shall apply:

Effective August 1, 2012, IDC Data shall be a fixed monthly fee of [***] dollars $[***], invoiced monthly in arrears.

Effective August 1, 2013, IDC Data shall be a fixed monthly fee of [***] dollars $[***], invoiced monthly in arrears.

Effective August 1, 2014, IDC Data shall be a fixed monthly fee of [***] dollars $[***], invoiced monthly in arrears.

2.	EFFECT OF AMENDMENT: Except as otherwise expressly provided in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment shall be effective upon the Amendment Effective Date set forth above. EXECUTED in multiple originals.

Fiserv Investment Solutions, Inc.		Genworth Financial Wealth Management, Inc.

By:	/s/ Peter Crenier	By:	/s/ Gary Zyla
Print Name:	Peter Crenier	Print Name:	Gary Zyla
Title:	SVP	Title:	CFO
Date:	8/8/12	Date:	8/3/2012

Effective Date:	1/1/2013	Contract Type:	Amendment No. 5
Client Short Name:

Contract Company Name:	Genworth Financial Wealth Mgmt

Address:

City, State, Zip:

Country:	United States

Contact Name:

Telephone Number:

Date Contract Rec’d	Contract Format	Type of Service

9/5/2013	PDF	Hosted (i.e. APL)

Legal Contracting Officer (initial & date):

Projected Revenue of Contract:	I hereby certify that I have compared the attached signed contract document to the final version submitted to the Client for signature (as such was approved internally) and that there have been no modifications.

/s/ Muriel 9-5-2013

Date Released to Authorized Signatory for signature:

9/5/2013

      Salesperson(s): Todd Fornella

Relationship Manager:

Date/Time Cover Sheet Generated	9/5/2013 3:09 PM

Signatures/Initials - please date	Executed Contract Distribution:

☒ Louis Bonanni (Legal)	Original	Electronic Copy

/s/ Louis Bonanni 9/5/2013

☒ Daniel McLaughlin/ Hamilton Bunge (Finance)	☐ Client - sent via UPS (see Legal for tracking number)	☐ Jersey City

/s/ Daniel McLaughlin/ Hamilton Bunge 9/5/2013

☒ Cheryl Nash (President)	☐ Salesperson	☐ Los Angeles

/s/ Cheryl Nash 9/5/13

☐ Dough Smith (SVP)	☐ Relationship Manager	☐ Morris Plains

☐ Hilary Fiorella (VP)	☐ Contract File Cabinets	☐ United Kingdom

☐ Mike Gianoni (Group President - Financial Institutions Group)		☐ Contract Repository.

Contract ID#1288

Amendment No. 5

This Amendment No. 5 (“Amendment”), made effective as of January 1, 2013 (the “Amendment Effective Date”), is to the CheekFree APL Master Agreement between Fiserv Investment Solutions, Inc (as successor-in- interest to CheekFree Services Corporation) (“Fiserv”) and Genworth Financial Wealth Management, Inc. f/k/a AssetMark Investment Services, (“Client”), effective as of June 23, 2006 (the “Agreement”). Any capitalized terms not defined in this Amendment shall be given their meanings set forth in the Agreement.

RECITALS

WHEREAS, Fiserv and Client each desire to amend the Agreement as expressly set forth herein,

WHEREAS, Fiserv and Client each desire to amend the Agreement to include non-trading accounts

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants contained herein, the parties agree to modify and otherwise amend the Agreement as follows:

1. Schedule 1 of the Agreement is hereby modified to include the following:

“Non-Trading Accounts include:

(a) Non-Trading Accounts are accounts, which are no longer traded. Non- Trading accounts include pricing feeds, extracts and control jobs this will allow Genworth to perform reconciliation on a daily basis. Non-Trading accounts are kept for historical reporting purposes (i.e. composites). These Non-Trading Accounts are stored in RR=98.

For the Non-Trading accounts, the following rate applies:

$[***] per account

2. The Non-Trading Account per account fee of $[***] shall remain in effect while this Amendment remains in force.

3. EFFECT OF AMENDMENT: Except as otherwise expressly provided in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment shall be effective upon the Amendment Effective Date set forth above.

Fiserv Investment Solutions, Inc.		Genworth Financial Wealth Management, Inc.

By:	/s/ Cheryl Nash	By:	/s/ Carrie E. Hansen
Print Name:	Cheryl Nash	Print Name:	Carrie E. Hansen
Title:	President	Title:	SVP, COO
Date:	9/5/13	Date:	09/04/13

Effective Date:	1/1/2013		Contract Type:	Amendment No. 6
Client Short Name:

Contract Company Name:	Genworth Financial Wealth Mgmt

Address:

City, State, Zip:

Country:	United States

Contact Name:

Telephone Number:

Date Contract Rec’d	Contract Format	Type of Service

9/5/2013	PDF	Hosted (i.e. APL)

Legal Contracting Officer (initial & date):

Projected Revenue of Contract:

I hereby certify that I have compared the attached signed contract document to the final version submitted to the Client for signature (as such was approved internally) and that there have been no modifications.

/s/ Muriel 9-5-2013

Date Released to Authorized Signatory for signature:

9/5/2013

Salesperson(s):	Todd Fornella

Relationship Manager:

		Date/Time Cover Sheet Generated		9/5/2013 3:09 PM

Signatures/Initials - please date	Executed Contract Distribution:

☒ ☒ ☒ ☐ ☐ ☐

Louis Bonanni (Legal)

/s/ Louis Bonanni 9/5/2013

Daniel McLaughlin/Hamilton Bunge (Finance)

/s/ Daniel McLaughlin/Hamilton Bunge 9/5/2013

Cheryl Nash (President)

/s/ Cheryl Nash 9/5/13

Doug Smith (SVP)

Hilary Fiorella (VP)

Mike Gianoni (Group President—Financial Institutions Group)

		Original		Electronic Copy
	☐ ☐ ☐ ☐	Client — sent via UPS (see Legal for tracking number) Salesperson Relationship Manager Contract File Cabinets	☐ ☐ ☐ ☐	Jersey City Los Angeles Morris Plains United Kingdom
			☐	Contract Repository.

Contract ID#1288

Amendment No. 6

This Amendment No. 6 (“Amendment”), made effective as of April 11, 2013 (the “Amendment Effective Date”), is to the CheekFree APL Master Agreement between Fiserv Investment Solutions, Inc (as successor-in- interest to CheekFree Services Corporation) (“Fiserv”) and Genworth Financial Wealth Management, Inc. f/k/a AssetMark Investment Services, (“Client”), effective as of June 23, 2006 (the “Agreement”). Any capitalized terms not defined in this Amendment shall be given their meanings set forth in the Agreement.

RECITALS

WHEREAS, Fiserv and Client each desire to amend the Agreement as expressly set forth herein.

WHEREAS, Fiserv and Client each desire to amend the Agreement to include fees for “GPS Select” UMA accounts, which product was launched on the GFWM Platform in early 2013.

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants contained herein, the parties agree to modify and otherwise amend the Agreement as follows:

1. Schedule 1 of the Agreement is hereby modified to include the following pricing:

“For UMA Accounts, the following monthly fees apply

$[***] Per GPS Select UMA Account up to two (2) sleeves, with a “sleeve” being an allocation received from a Strategist; and

$[***] per GPS Select UMA Account thereafter.

(a) These GPS Select UMA Accounts are stored in RR=11.

2. EFFECT OF AMENDMENT: Except as otherwise expressly provided in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment shall be effective upon the Amendment Effective Date set forth above.

Fiserv Investment Solutions, Inc.		Genworth Financial Wealth Management, Inc.

By:	/s/ Cheryl Nash	By:	/s/ Carrie E. Hansen
Print Name:	Cheryl Nash	Print Name:	Carrie E. Hansen
Title:	President	Title:	SVP, COO
Date:	9/5/13	Date:	09/04/13

Effective Date:	Contract Type:	Amendment #7
Client Short Name:	Sales Type:

Contract Company Name:	Genworth Financial Wealth Management, Inc.

Address:

City, State, Zip:

Country:

Contact Name:

Telephone Number:

Date Contract Rec’d	Contract Format	Type of Service

6/12/2014	PDF	Hosted (i.e. APL)

Rev Type	TCV
Professional Services		Legal Contracting Officer (initial & date):
Maintenance
License Processing		I hereby certify that I have compared the attached signed contract document to the final version submitted to the Client for signature (as such was approved internally) and that there have been no modifications.

Total:	[***]

CY Impact Revenue:		/s/ X [Authorized Signatory] 6/12/14

Date Released to Authorized Signatory for signature:

            6/12/2014    Connectivity

      Salesperson(s):                                                                                  Split %:

Relationship Manager:                                                                         Split %:

6/12/2014 6:03 PM

Signatures/Initials - please date	Executed contract Distribution:

☒ Jamie Plaisted (Legal)	Original	Electronic Copy

/s/ Jamie Plaisted 6/16

☐ Daniel McLaughlin/Hamilton Bunge (Finance)	☐ Client - sent via UPS (see Legal for tracking number)

☒ Cheryl Nash (President)	☐ Sales Force	☐ Warren

/s/ Cheryl Nash 6/17/14	☐ Shared Drive	☐ Los Angeles

☐ Doug Smith (SVP, Operations	☐ Contract Repository	☐ Morris Plains

☐ Hilary Fiorella (SVP, Client Services)	☐ Contract File Cabinets	☐ United Kingdom

☒ /s/ Maria Cordero 6/17/14	☐ WorkFlow (Check-In)

SF#1629

AMENDMENT #7

This is Amendment #7 (“Amendment’’), made effective as of the Amendment Effective Date, to the Fiserv APL System Agreement by and between Fiserv Investment Solutions, Inc. (“Fiserv”) and Genworth Financial Wealth Management, Inc. (as successor-in-interest to Assetmark Investment Services) (“Client’’), effective as of June 23rd, 2006 as amended , (the “Agreement’”). Any capitalized terms not defined in this Amendment shall be given their meanings set forth in the Agreement.

RECITALS

WHEREAS, Fiserv and Client each desire to amend the Agreement.

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants contained herein, the parties agree to modify and otherwise amend the Agreement as follows:

1.

As of the Amendment Effective Date, Fiserv hereby grants Client access to a 1.5 Meg T1 shared Verizon MPLS cloud circuit with connectivity to Fiserv MPLS cloud network (“Connectivity Service”) for a monthly fee of $[***] (“Monthly Fee”), which Monthly Fee is due, owing and payable in accordance with Section 1 of the Agreement. The Connectivity Service will be installed at the Client’s location as specifically set forth in the attached Exhibit A.

2.

The Connectivity Service shall commence on the Amendment Effective Date and will run concurrently with the Term of the Agreement. However, the Connectivity Service set forth herein shall terminate and cease to be of any force and effect: (a) upon the termination or expiration of the Agreement; or (b) upon the termination of CKFR’s direct agreement with such third party service provider that supplies the connectivity circuits, whichever is earlier. Client may terminate this Amendment and the services herein for convenience by giving CKFR ninety (90) days prior written notice of termination, and, in the event of such termination, Client shall pay CKFR an amount that shall be the result of multiplying the Monthly Fee by the months remaining in the then-current Term on the effective date of termination (including any partial months) (“Termination Fee”), it being agreed that such Termination Fee constitutes reasonable liquidated damages sustained by CKFR by reason of such early termination. Upon termination or expiration of this Amendment for any reason, or upon earlier request by CKFR, Client shall promptly deliver to CKFR all equipment and hardware associated with the services herein.

3.	EFFECT OF AMENDMENT: Except as otherwise expressly provided in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

This Amendment shall be effective upon FISERV’s execution of this Amendment (the “Amendment Effective Date”). EXECUTED in multiple originals.

Fiserv Investment Solutions, Inc.		Genworth Financial Wealth Management, Inc. (an affiliate of Genworth North America Corporation)

By:	/s/ Cheryl Nash	By:	/s/ James Hanna
Print Name:	Cheryl Nash	Print Name:	James Hanna
Title:	President	Title:	CTO
Date:	6/17/14	Date:	6/12/14

EXHIBIT A

Address:	1655 Grant Street, 10th Floor | Concord, CA 94520
Client Point of Contact:	Patty Adams, 925 382 6880
Fiserv Relationship Manager:	Michael Dellipaoli, Michael.Dellipaoli@Fiserv.com
Fiserv Business Analyst:	Lissethe Vargas, 1.877.347.3781 ext. 0780
Ticket Number:	AIS0164
Development Queue:	Networking

1. Services and Deliverables. Pursuant to the terms of this Amendment, Fiserv shall provide the professional services which may include, without limitation, customization, analysis, testing, programming, implementation, production, training and/or consulting services (the “Services”) set forth below. The Services are subject to change only by a written agreement of the parties that expressly amends this Amendment.

Fiserv will provide the following Services under this Amendment:

•	Client has requested that Fiserv provides a new 1.5 MB datacenter located in Franklin Park, IL, while Backup datacenter is located in Durham, NC.

The delivery will include engineering, design, provisioning, and testing.

•	As part of the Services, Fiserv will provide the Client’s data center equipment (“CPE”), which will be (collated/housed) at Client site:

Data Center Location Primary:

Windstream 9333 W Grand Ave,

Franklin Park, IL 60131

Data Center Location Backup:

Windstream 99 T W Alexander Dr,

Durham, NC 27709

•	Installation/monitoring/maintenance of CPE is Fiserv’s responsibility.

Fiserv will provide the following materials and deliverables (“Deliverables”) under this Amendment:

•	MPLS cloud connectivity to the Fiserv’s network to both the primary and backup datacenters.

•	Primary 1.5 Meg circuit and Backup 1.5 Meg circuits with Verizon

•	New CPE’s for each line

•	Configuration of CPE’s

All Deliverables (including hardware, CPEs, and software) provided in connection with such Services shall be owned exclusively by Fiserv, are provided to Client solely for use in connection with the System in strict accordance with the terms of the Agreement and only for as long as the Agreement remains in effect. Client’s use of any Deliverables is subject to all terms and conditions of the Agreement applicable to such System (including, without limitation, any use restrictions).

2. Payment Terms. Fiserv will perform the Services and provide the Deliverables under this Amendment for a fixed price of $[***] (“Fixed Price’’). The Fixed Price will be due and payable upon completion of the project. Fiserv shall perform only the Services expressly identified in this Amendment for the Fixed Price. Any services and deliverables not expressly identified under this Amendment are deemed to be out-of-scope with respect to this Amendment and are not included in the Fixed Price.

Rev. 2013-03-04

2

EXHIBIT A

3. Client Responsibilities.

Client will provide the following resources and has the following responsibilities in supporting Fiserv’s performance of the Services:

•	Client will provide demarcation information for the device to ensure it is properly connected.

•	Client will provide inside wiring for the device.

•	Client will provide the necessary technical staff to connect Fiserv’s CPE to the client network.

•	Client will configure its network to accept Fiserv’s CPE.

•	Client must collocate Fiserv’s CPE in a secure location appropriate for housing network equipment.

•	From time to time, Client may be requested to reboot/support CPE.

•	Client agrees to be bound by Fiserv’s Data Access and Usage policy for network connectivity, which will available upon request.

4. Assumptions.

If any of the following assumptions are not met, Fiserv reserves the right to charge additional amounts or receive an extension to any Deliverable due dates or Services completion dates.

•

All Client project teams, sponsors, and management will be readily available to Fiserv when needed and have the ability and authority to resolve business and technical issues regarding the project on a timely basis.

•

Client will provide accurate and complete information as needed, will complete its responsibilities in a timely and effective manner, and will make decisions and provide approvals, as necessary, in a timely manner.

•

Fiserv will work directly with Client’s assigned project management and product development teams. These Client teams will be Fiserv’s primary points of contact regarding project issues and scope changes. Fiserv shall be entitled to rely on the instructions, authorizations, approvals and other information provided by the Client teams.

•	Client’s project team will perform reviews and provide critical feedback on checkpoints as required, in a timely manner, and as agreed per the applicable project plan.

•

Client will provide resources and materials as needed for Fiserv to complete its responsibilities, including where applicable, office space, connectivity, a telephone line and access to all necessary buildings and facilities.

Rev. 2013-03-04

3

SF#1672

AMENDMENT # 9

This is Amendment #7 (“Amendment”), made effective as of September 23, 2014, to the Fiserv APL System Agreement dated as of June 23, 2006 between Fiserv Investment Solutions, Inc. (“Fiserv”) and AssetMark, Inc. (formerly known as Genworth Financial Wealth Management, Inc.) (“Client’’) (the “Agreement”). Any capitalized terms not defined in this Amendment shall be given their meanings set forth in the Agreement.

The parties agree to amend the Agreement as follows:

1.	The following sentence shall be added to the end of Section 3.1:

Any claim against CKFR under this Section 3.1, shall be limited in the aggregate to liquidated damages in the amount of the system fees paid by Client to CKFR pursuant to this agreement for the twelve (12) calendar months immediately preceding the month that gave rise to the damages.

2.	The parties agree to otherwise extend the Agreement termination date from September 23, 2014 to November 22, 2014 under the same terms and conditions.

3.	Except as expressly provided in this Amendment, all other terms of the Agreement shall remain in effect.

This Amendment shall be effective upon Fiserv’s execution.

Fiserv Investment Solutions, Inc.		AssetMark, Inc.

By:	/s/ Daniel McLaughlin	By:	/s/ Carrie E. Hansen
Print Name:	Daniel McLaughlin	Print Name:	Carrie E. Hansen
Title:	VP/CFO	Title:	EVP, COO
Date:	9/22/14	Date:	9/11/2014

Effective Date:	11/22/2014		Contract Type:	Amendment #10
Client Short Name:	AIS			ID# 1702

Contract Company Name:	AssetMark

Address:

City, State, Zip:

Country:

Contact Name:

Telephone Number:

Date Contract Rec’d	Contract Format	Type of Service

11/14/2014	PDF	Hosted (i.e. APL)

Legal Contracting Officer (initial & date):

Projected Revenue of Contract:

I hereby certify that I have compared the attached signed contract document to the final version submitted to the Client for signature (as such was approved internally) and that there have modifications.

11/25/2014 /s/ X [Authorized Signatory]

Date Released to Authorized Signatory for signature:

11/25/2014

Salesperson(s):

Relationship Manager:

		Date/Time Cover Sheet Generated		11/25/2014 4:20 PM

Signatures/Initials - please date	Executed Contract Distribution:

☒ ☐ ☐ ☐ ☒ ☐

Jamie Plaisted (Legal)

/s/ Jamie Plaisted 11/25

Daniel McLaughlin/Hamilton Bunge (Finance)

Cheryl Nash (President)

Doug Smith (SVP Operations)

Hilary Fiorella (SVP, Client Services)

/s/ Hilary Fiorella 11/25/14

Lou Bonanni (Legal – Financial Institutions Group)

		Original		Electronic Copy
	☐ ☐ ☐ ☐ ☐	Client – sent via UPS (sec Legal for tracking number) Sales Force Shared Drive Contract Repository Contract File Cabinets	☐ ☐ ☐ ☐	Jersey City Los Angeles Morris Plains United Kingdom

11/25/14

SF#1702

AMENDMENT # 10

This is Amendment #10 (“Amendment”), made effective as of November 22, 2014, to the Fiserv APL System Agreement dated as of June 23, 2006 between Fiserv Investment Solutions, Inc. (“Fiserv”) and AssetMark, Inc. (formerly known as Genworth Financial Wealth Management, Inc.) (“Client”) (the “Agreement”). Any capitalized terms not defined in this Amendment shall be given their meanings set forth in the Agreement.

The parties agree to amend the Agreement as follows:

1.	The following sentence shall be added to the end of Section 3.1:

Notwithstanding anything in the Agreement to the contrary herein, any claim against CKFR under this Section 3.1, shall be limited in the aggregate to liquidated damages in the amount of the system fees paid by Client to CKFR pursuant to this agreement for the twelve (12) calendar months immediately preceding the month that gave rise to the damages.

2.	The parties agree to otherwise extend the Agreement termination date to December 21, 2014 under the same terms and conditions.

3.	Except as expressly provided in this Amendment, all other terms of the Agreement shall remain in effect.

This Amendment shall be effective upon Fiserv’s execution.

Fiserv Investment Solutions, Inc.	AssetMark, Inc.

By:	/s/ Hilary Fiorella	By:	/s/ Carrie E. Hansen

Print Name:	Hilary Fiorella	Print Name:	Carrie E. Hansen

Title:	SVP Client Services	Title:	EVP, COO
Date:	11/25/2014	Date:	11/14/2014

Effective Date:	11/22/2014		Contract Type:	Amendment#10
Client Short Name:	AIS			ID#1702

Contract Company Name:	AssetMark
Address:
City, State, Zip:
Country:
Contact Name:
Telephone Number:

Date Contract Rec’d	Contract Format	Type of Service

11/14/2014	.PDF	Hosted (i.e. APL)
Legal Contracting Officer (initial & date):

Projected Revenue of Contract:			I hereby certify that I have compared the attached signed contract document to the final version submitted to the Client for signature (as such was approved internally) and that there have been no modifications.

0			11/25/2014 X [Authorized Signatory]

Date Released to Authorized Signatory for signature:

11/25/2014

Salesperson(s):
Relationship Manager:	X [Authorized Signatory] 100

Date/Time Cover Sheet Generated	11/25/2014 4:20 PM

Signatures/Initials – please date		Executed Contract Distribution:

☒	Jamie Plaisted (Legal) (Illegible) 11/125		Original		Electronic Copy
☐	Daniel McLaughlin/Hamilton Bunge (Finance)	☐	Client—sent via UPS (see Legal for tracking number)	☐	Jersey City
☐	Cheryl Nash (President)	☐	Sales Force	☐	Los Angeles
☐	Doug Smith (SVP, Operations)	☐	Shared Drive	☐	Morris Plains
☐	Hilary Fiorella (SVP, Client Services)	☐	Contract Repository	☐	United Kingdom
☐	Lou Bonanni (Legal—Financial Institutions Group)	☐	Contract File Cabinets
☒	/s/ Maria Cordero 11/25/14

Effective Date:	12/22/2014		Contract Type:	Amendment #11
Client Short Name:			Sales Type:

Contract Company Name:	AssetMark, Inc.
Address:
City, State, Zip:
Country:
Contact Name:
Telephone Number:

Date Contract Rec’d	Contract Format	Type of Service

12/22/2014	.PDF	Hosted (i.e. APL)

Rev Type	TCV
Professional Services			Legal Contracting Officer (initial & date):

Maintenance			I hereby certify that I have compared the attached signed contract document to the final version submitted to the Client for signature (as such was approved internally) and that there have been no modifications.
License Processing

Total:

CY Impact Revenue:

Date Released to Authorized Signatory for signature:

12/22/2014

Salesperson(s):	X [Authorized Signatory]	100.00	Split %:
Relationship Manager:			Split %:

12/22/2014 4:29 PM

	Signatures/Initials—please date	Executed Contract Distribution:

☒	Jamie Plaisted (Legal) /s/ Jamie Plaisted 12/22		Original		Electronic Copy

☒	Daniel McLaughlin/Hamilton Bunge (Finance) /s/ Daniel McLaughlin 12/22	☐	Client—sent via UPS (see Legal for tracking number)	☐	Warren

☐	Cheryl Nash (President)	☐	Sales Force	☐	Los Angeles

☐	Doug Smith (SVP, Operations)	☐	Shared Drive	☐	Morris Plains

☐	Hilary Fiorella (SVP, Client Services)	☐	Contract Repository	☐	United Kingdom

		☐	Contract File Cabinets

		☐	WorkFlow (Check-In)
12/23/14

1 of 1

SF#

AMENDMENT # 11

This is Amendment #11 (“Amendment”), made effective as of December 22, 2014, to the Fiserv APL System Agreement dated as of June 23, 2006, between Fiserv Investment Solutions, Inc. (“Fiserv”) and AssetMark, Inc. (formerly known as Genworth Financial Wealth Management, Inc.) (“Client”) (the “Agreement”). Any capitalized terms not defined in this Amendment shall be given their meanings set forth in the Agreement.

The parties agree to amend the Agreement as follows:

1.	The following sentence shall be added to the end of Section 3:

Notwithstanding anything in the Agreement to the contrary herein in no event shall Fiserv be liable for loss of goodwill, or for special, indirect, incidental, consequential, punitive, exemplary, or tort damages arising out of or relating to this agreement, regardless of whether such claim arises in tort, contract, or otherwise. Except for claims related to proprietary rights or payment obligations, neither party may assert any claim against the other related to this agreement more than 2 years after such claim accrued. Fiserv’s aggregate liability to Client and any third party for any and all claims or obligations relating to this agreement shall be limited to the total fees paid by Client to Fiserv in the twelve (12) month period preceding the date the claim accrued.

2.	The parties agree to otherwise extend the Agreement termination date to January 21, 2014, under the same terms and conditions.

3.	Except as expressly provided in this Amendment, all other terms of the Agreement shall remain in effect.

This Amendment shall be effective upon Fiserv’s execution.

Fiserv Investment Solutions, Inc.		AssetMark, Inc.

By:	/s/ Dan McLaughlin	By:	/s/ Gary Zyla
Print Name: Dan McLaughlin		Print Name: Gary Zyla
Title: VP/CFO		Title: EVP, CFO
Date: 12/22/14		Date: 12/19/14

SF#

AMENDMENT # 12

This is Amendment #12 (“Amendment”), made effective as of January 21, 2015, to the Fiserv APL System Agreement dated as of June 23, 2006 between Fiserv Investment Solutions, Inc. (“Fiserv”) and AssetMark, Inc. (formerly known as Genworth Financial Wealth Management, Inc.) (“Client”) (the “Agreement”). Any capitalized terms not defined in this Amendment shall be given their meanings set forth in the Agreement.

The parties agree to amend the Agreement as follows:

1.	The parties agree to extend the Agreement termnination date to March 27, 2015, under the same terms and conditions.

2.	Except as expressly provided in this Amendment, all other terms of the Agreement shall remain in effect.

This Amendment shall be effective upon Fiserv’s execution.

Fiserv Investment Solutions, Inc.		AssetMark, Inc.

By:	/s/ Dan McLaughlin	By:	/s/ Carrie E. Hansen
Print Name: Dan McLaughlin		Print Name: Carrie E. Hansen
Title: VP/CFO		Title: EVP, COO
Date: 1/26/15		Date: 1/20/2015

Effective Date: 3/27/15	Contract Type: Amendment #13
Client Short Name: AIS

Contract Company Name:	AssetMark Inc (formerly Genworth)
Address:
City, State, Zip:
Country:
Contact Name:
Telephone Number:

Date Contract Rec’d	Contract Format	Type of Service
3/31/15		Hosted (i.e. APL)

Legal Contracting Officer (initial & date):
Projected Revenue of Contract:

I hereby certify that I have compared the attached signed contract document to the final version submitted to the Client for signature (as such was approved internally) and that there have been no modifications.

X [Authorized Signatory] 3/31/15

Meets Contract Mandates (Y/N) Y
Date Released to Authorized Signatory for signature:	If No, Highlest Level Approved
3/31/15	Approvals Sought by (Initials)

Salesperson(s):
Relationship Manager:

Date/Time Cover Sheet Generated	3/19/2015 12:51 PM

Signatures/Initials—please date		Executed Contract Distribution:
☒	Jamie Plaisted (Legal) /s/ Jamie Plaisted 3/31	Original		Electronic Copy
☐	Daniel McLaughlin/Hamilton Bunge (Finance)	☐	Client — sent via UPS (see Legal for tracking number)	☐	Jersey City
☒	Cheryl Nash (President) /s/ Cheryl Nash 4/1/15	☐	Sales Force	☐	Los Angeles
☐	Doug Smith (SVP, Operations)	☐	Shared Drive	☐	Morris Plains
☐	Hilary Fiorella (SVP, Client Services)	☐	Contract Repository	☐	United Kingdom
☐	Lou Bonanni (Legal — Financial Institutions Group)	☐	Contract File Cabinets

4/2/15

AMENDMENT #13

This Amendment #13 (“Amendment”) dated as of March 27, 2015 (“Amendment Effective Date”) to the Fiserv APL System Agreement dated June 23, 2006 (as amended through the date hereof, (the “Agreement”) between Fiserv Investment Solutions, Inc. (“Fiserv”) and AssetMark, Inc. (fka Genworth Financial Wealth Management, Inc.)(“Client”). Any capitalized terms not defined in this Amendment shall be given their meanings set forth in the Agreement.

The parties agree to amend the Agreement as follows:

1.	The parties agree to extend the Agreement termination date to April 27, 2015 under the same terms and conditions.

2.	Except as expressly provided in this Amendment, all other terms of the Agreement shall remain in effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

For Client:		For Fiserv:
AssetMark, Inc.		Fiserv Investment Solutions, Inc.

By:	/s/ Carrie E. Hansen	By:	/s/ Cheryl Nash
Print Name: Carrie E. Hansen		Print Name: Cheryl Nash
Title: EVP, COO		Title: President
Date: 3/27/2015		Date: 4/1/15

Effective Date:	4/27/15	Contract Type:	Amendment #14
Client Short Name:	AIS

Contract Company Name:	AssetMark Inc.
Address:
City, State, Zip:
Country:
Contact Name:
Telephone Number:

Date Contract Rec’d	Contract Format	Type of Service
4/28/15		Hosted (i.e. APL)

Legal Contracting Officer (initial & date):

Projected Revenue of Contract:	I hereby certify that I have compared the attached signed contract document to the final version submitted to the Client for signature (as such was approved internally) and that there have been no modifications.

DCR 4/28/15

	Meets Contract Mandates	(Y/N)

Date Released to Authorized Signatory for signature:	If No, Highlest Level Approved

4/28/15	Approvals Sought by	(Initials)

Salesperson(s):
Relationship Manager:

Date/Time Cover Sheet Generated	4/27/2015 5:15 PM

Signatures/Initials - please date		Executed Contract Distribution:
☒	Jamie Plaisted (Legal) /s/ Jamie Plaisted 4/28		Original		Electronic Copy
☒	Daniel McLaughlin/Hamilton Bunge (Finance) /s/ Daniel McLaughlin 4/28
		☐	Client – sent via UPS (see Legal for tracking number)	☐	Jersey City
☐	Cheryl Nash (President)	☐	Sales Force	☐	Los Angeles
		☐	Shared Drive	☐	Morris Plains
☐	Doug Smith (SVP, Operations)	☐	Contract Repository	☐	United Kingdom
		☐	Contract File Cabinets
☐	Hilary Fiorella (SVP, Client Services)
☐	Lou Bonanni (Legal—Financial Institutions Group)

4/28/15

AMENDMENT #14

This Amendment #14 (“Amendment”) dated as of April 27, 2015 (“Amendment Effective Date”) to the Fiserv APL System Agreement dated June 23, 2006 (as amended through the date hereof, (the “Agreement”) between Fiserv Investment Solutions, Inc. (“Fiserv”) and AssetMark, Inc. (fka Genworth Financial Wealth Management, Inc.)(“Client”). Any capitalized terms not defined in this Amendment shall be given their meanings set forth in the Agreement.

The parties agree to amend the Agreement as follows:

1.	The parties agree to extend the Agreement termination date to April 30, 2015 under the same terms and conditions.

2.	Except as expressly provided in this Amendment, all other terms of the agreement shall remain in effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

For Client: AssetMark, Inc.		For Fiserv: Fiserv Investment Solutions, Inc.

By:	/s/ Carrie E. Hansen	By:	/s/ Dan McLaughlin
Print Name: Carrie E. Hansen		Print Name: Dan McLaughlin
Title: EXEC. VP, COO		Title: VP/CFO
Date: 04/28/15		Date: 4/28/15

SF# 1757

AMENDMENT # 15

This is Amendment #15 (“Amendment”), made effective as of April 30, 2015 (the “Amendment Effective Date”), to the Fiserv APL System Agreement, dated as of June 23, 2006, between Fiserv Solutions, LLC (“Fiserv”) and AssetMark, Inc. (formerly known as Genworth Financial Wealth Management, Inc.) (“Client”), as amended (the “Agreement”). Any capitalized terms not defined in this Amendment #15 shall be given their meanings set forth in the Agreement and its Amendments.

The parties agree to amend the Agreement as follows:

1.

Term. Section 1.1 of the Agreement is amended to extend the Term of the Agreement from the Amendment Effective Date for a period of two (2) years (the “Initial Term”). After the Initial Term, the Agreement shall automatically renew one three (3) month term (each a “Renewal Term”) on the same terms, conditions and pricing unless either Party provides the other Party with contrary written notice at least six (6) months prior to the expiration of the Initial Term. The Initial Term and the Renewal Term, if any, shall be referred to together as the “Term.”

2.

Information Security. Fiserv shall (i) immediately notify Client of any access to or use of Client’s Confidential Information, including all Client data stored in the System in contravention of Fiserv’s Information Security policy (“Unauthorized Access”) and (ii) reasonably cooperate with Client in investigating the Unauthorized Access. Fiserv shall provide Client with reasonably sufficient details regarding its Information Security policy on Client’s periodic request.

3.	Fees and Charges. Schedule 1 to the Agreement is amended and restated in its entirety as attached to this Amendment. Addendums A and B of the 2006 original Agreement shall be deleted.

4.

Deletion of Sections 1.5 and 1.12. Sections 1.5, 1.12 and 1.13 shall be deleted. Parties acknowledge that the March 14, 2006, Letter Agreement referenced by section 1.12 cannot be located and current personnel are not aware of its contents.

5.	Liability Cap. The following sentence shall be added to the end of Section 3:

Notwithstanding anything in the Agreement to the contrary herein in no event shall Fiserv be liable for loss of goodwill, or for special, indirect, incidental, consequential, punitive, exemplary, or tort damages arising out of or relating to this agreement, regardless of whether such claim arises in tort, contract, or otherwise. Except for claims related to proprietary rights or payment obligations, neither Party may assert any claim against the other related to this agreement more than 2 years after such claim accrued. Fiserv’s aggregate liability to Client and any third party for any and all claims or obligations relating to this agreement shall be limited to the total fees paid by Client to Fiserv in the twelve (12) month period preceding the date the claim accrued.

6.

Termination. 6.1 shall be replaced with the following: After the end of the Initial Term, this Agreement will automatically renew and extend for successive twelve (12) month terms (each a “Renewal Term”, together with the Initial Term, the “Term”), unless either Party provides contrary notice one hundred and eighty days’ prior to the expiration of the initial Term or any Renewal Term. In addition, Client may terminate at any time for convenience during a Renewal Term upon three months’ notice to Fiserv provided that it pay the number of remaining months in the Renewal Term

Fiserv/AssetMark Agreement

Amendment #15

April 30, 2015

multiplied by its Monthly Minimum. Upon termination, the obligations of a continuing nature shall survive, including Sections 2 through 5 and 8 of the Agreement. In addition if either Party breaches the terms of this Agreement and fails to cure such breach within thirty (30) days’ notice from the non-breaching Party then, at the option of the non-breaching Party, this Agreement shall terminate. Upon termination for any reason Client shall instruct all Authorized Parties that it is unable to provide services related to the System.

7.

Data. Section 7 regarding data for de-conversion shall be amended by adding to the list of files EDPMSECT. The [***] fee per tape is no longer applicable. Fiserv shall charge at its then standard rates for time and materials need to provide de-conversion services.

8.

Past Amendments and Miscellaneous. The 2006 Agreement was with CheckFree Investment Solutions, a division of CheckFree Services Corporation. Fiserv Investment Solutions, Inc., is successor-in-interest to CheckFree Services Corporation. At the time of the 2006 Agreement, AssetMark, Inc., was named AssetMark Investment Services, Inc. During the time of the amendments to the 2006 Agreement, AssetMark has also been named Genworth Financial Wealth Management, Inc.

The amendments to the 2006 Agreement have been as follows, a brief, non-determinative description following each:

1.	Amendment #1, effective December 2, 2010, increasing Total Ports to 45;

2.	Amendment #2, effective September 7, 2011, regarding Multiple Strategy Portfolio accounts;

3.	Amendment #3, effective August 1, 2012, regarding JJ Kenny Daily Muni pricing and IDC Data;

4.	Amendment #5, effective January 1, 2013, adding non-trading accounts;

5.	Amendment #6, effective April 11, 2013, adding UMA accounts;

6.	Navigator Addendum, effective October 3, 2013, adding APL Navigator software, which included Kass Enterprises LLC included as a party;

7.	Amendment #7, effective June 17, 2014, regarding access to 1.5 Meg T1 shared Verizon MPLS cloud circuit with connectivity to Fiserv MPLS cloud network;

8.	Amendment #7, effective June 21, 2014, defining liquidated damages under 3.1 and extending the Agreement termination date from June 22, 2014, to September 22, 2014; and

9.	Amendment #9, effective September 22, 2014, extending the Agreement termination date to November 22, 2014.

10.	Amendment #10, effective November 22, 2014, extending the Agreement termination date to December 22, 2014.

11.	Amendment #11, effective December 22, 2014, extending the Agreement termination date to January 21, 2015 (although 2014 is listed in the Amendment).

12.	Amendment #12, effective January 21, 2015, extending the Agreement termination date to March 27, 2015.

Fiserv/AssetMark Agreement

Amendment #15

April 30, 2015

13.	Amendment #13, effective March 27, 2015, extending the Agreement termination date to April 27, 2015.

14.	Amendment #14, effective April 27, 2015, extending the Agreement termination date to April 30, 2015.

There was no amendment #4; there were two amendments #7 and no Amendment #8. Capitalized terms, not otherwise defined herein, shall have the meanings assigned to them in the Agreement and any Amendments. Except as set forth herein, all terms and conditions of the 2006 Agreement, as amended by its Amendments, listed above, shall remain in full force and effect, provided though, in the event of any conflict between the terms of this Amendment #12 and the Agreement and its Amendments, the terms of this Amendment#12 shall control. No amendment or modification of this Amendment shall be effective unless signed by authorized representatives of both parties. This Agreement, as amended, constitutes the entire agreement of the parties concerning its subject matter.

9.

Legal Entity Name Change. Client legally changed its name from Genworth Financial Wealth Management, Inc., to AssetMark, Inc., by amendment of its Articles of Incorporation, November 6, 2013, filed with the Secretary of State of the State of California November 14, 2013.

10.

Press Release. The Parties agree that, unless required by law, (i) no press release or public announcement concerning the Agreement, as amended, and the services provided by Fiserv shall be made by Fiserv without the prior written approval of Client, (ii) Strategist and its agents shall not identify Client or any Client affiliate as a customer in public announcements or marketing materials without Client’s prior written approval, provided that Fiserv may identify Client as a client when responding to requests for proposals and in similar communications which are one-on-one communications or have a limited audience, and (iii) Fiserv and its agents shall not use Client’s or an affiliate’s logo(s) or trademark(s) without Client’s prior written approval.

This Amendment shall be effective as of the Amendment Effective Date set forth above.

Fiserv Solutions, LLC		AssetMark, Inc.

By:	/s/ Cheryl Nash	By:	/s/ Carrie E. Hansen
Print Name: Cheryl Nash		Print Name: Carrie E. Hansen
Title: President		Title: Executive VP, COO, President Mutual Funds
Date: 4/30/15		Date: 04/30/2015

Fiserv/AssetMark Agreement

Amendment #15

April 30, 2015

SCHEDULE 1

FEES

Monthly System Fees:

Client agrees to pay Fiserv a Monthly Minimum System Fee of [***] dollars ($[***]) per month (“Monthly Minimums”) or the below “Actual Monthly Fees”, whichever is the greater amount (such greater amount to be referred to as the “Monthly System Fees”).

Actual Monthly Fees:

“Unit Price” means price per Active Account.

A “MFA” Account is one invested primarily in mutual funds as part of a mutual fund wrap program.

An “ETF” Account is one invested primarily in ETFs as part of an ETF wrap program.

A “SMA” or “IMA” or Individually Managed Account is one whose manager does not maintain separate “sleeves” within the Account, but the Account is managed and accounted for as a whole. By way of examples, at the Effective Date of this Amendment #15, such Accounts on the AssetMark Platform included those IMAs managed by Eaton Vance, by Natixis Global Asset Management, by Nuveen Asset Management, and by PIMCO, and the Manager Select Accounts managed by Parametric. Individually managed accounts where the manager is not leveraging the tools and services provided by Fiserv, such as the trading tools, will be classified as “Reporting Only Accounts” and will be charged separate rates listed below. By way of examples, at the Effective Date of this Amendment #15, such Accounts on the AssetMark Platform included those IMAs managed by City National Rochdale and by William Blair.

A “UMA” Account is an Account managed by one adviser but with “sleeves” of investments selected by different advisers. By way of examples, at the Effective Date of this Amendment #15, such Accounts on the AssetMark Platform included GPS Select Solutions, Custom GPS Select Solutions, the UMAs managed by the Savos division of Client which include the GMS, PMP, ARO, and Fixed Income strategies, the MSA or Multiple Strategy Accounts, the CMA Account Managed by Parametric and the Aris (high net worth) IMA.

Fiserv/AssetMark Agreement

Amendment #15

April 30, 2015

Description	Unit Price
MFA Accounts Under 10,000	$	[***]
MFA Accounts 10,001 to 20,000	$	[***]
MFA Accounts 20,001 to 40,000	$	[***]
MFA Accounts 40,001 to 60,000	$	[***]
MFA Accounts 60,001 to 80,000	$	[***]
MFA Accounts 80,001 to 110,000	$	[***]
MFA Accounts > 110,000	$	[***]

Description	Unit Price
SMA Accounts (IMA Accounts)	$	[***]

Description	Unit Price
ETF Accounts Under 5,000	$	[***]
ETF Accounts 5,001 to 10,000	$	[***]
ETF Accounts 10,001 to 20,000	$	[***]
ETF Accounts 20,001 to 30,000	$	[***]
ETF Accounts 30,001 to 40,000	$	[***]
ETF Accounts > 40,000	$	[***]

Description	Unit Price
UMA Accounts Under 10,000	$	[***]
UMA Accounts 10,001 to 20,000	$	[***]
UMA Accounts > 20,000	$	[***]

In addition to the UMA Unit Fees listed above there will be an additional monthly charge of [***] basis points (or [***]) of Assets Under Management (“AUM”) in the UMA Accounts. AUM in the UMA Accounts will be calculated as market value on the last business day of each month.

Description	Unit Price
Reporting Only Accounts under 5,000	$	[***]
Reporting Only Accounts 5,001 to 10,000	$	[***]
Reporting Only Accounts 10,001 to 20,000	$	[***]
Reporting Only Accounts from 20,001	$	[***]

Fiserv/AssetMark Agreement

Amendment #15

April 30, 2015

Description	Unit Price
Admin Accounts	$	[***]

Description	Unit Price
Non-Trading Accounts	$	[***]

Description	Unit Price
Suspended Trading Accounts	$	[***]

Professional Services Fees

Any services not listed on this Schedule 1, including professional services under Section 1.10 and deconversion services under Section 7, shall be at Fiserv’s then current rates. Below are the rates applicable at the Effective Date of this Amendment #15.

Development Rates –

Standard Rates

Activity	Cost
Development	[***]
Business Analyst	[***]
Quality Assurance	[***]
Average	[***]

Closed/Inactive Account Fees:

Fiserv and Client agree that Active Accounts are billable. “Active Accounts” shall mean accounts against which interface processing is run and/or accounts that are manually updated on the System. All Active Accounts will be coded into a System code, called “RR,” less than 99.

“Inactive Accounts” shall mean accounts that are not listed above and are closed accounts that are kept solely for historical reporting purposes (i.e., Certified Financial Analyst Institute composites). Client shall code these Inactive Accounts exclusively as RR equal to 99 on the System. Inactive Accounts are billable monthly at [***] cents an account, for each account over 100,000 accounts, provided, however, that for the first six (6) months following the Amendment Effective Date, there shall be no Closed/Inactive Accounts charge.

Fiserv/AssetMark Agreement

Amendment #15

April 30, 2015

Client controls and is responsible for the coding of its accounts, agrees to notify Fiserv promptly following any change to such account coding and represents that it will code accounts as per Fiserv policy and not code accounts in order to avoid paying associated Monthly System Fees or other amounts that may be due and owing.

Communication Charges Separate:

Communication costs are not included as part of the above Unit Prices or Monthly Minimum System Fees. Communication costs are the responsibility of Client but options can be provided as an Optional Service by Fiserv. Fiserv will discuss the optimal method of communication with Client at Client’s request.

Increases:

Fiserv may increase all fees, including Unit Prices, Monthly Minimums and Professional Services standard rates, under the Agreement [***] each year commencing one year from the Amendment Effective Date.

Fiserv Contract ID#1764

AMENDMENT #16

This is Amendment #16 (“Amendment”), made effective as of June 14, 2015 (the “Amendment Effective Date”), to the Fiserv APL System Agreement, dated as of June 23, 2006, between Fiserv Solutions, LLC (“Fiserv”) and AssetMark, Inc. (“Client”), as amended (the “Agreement”). Any capitalized terms not defined in this Amendment #16 shall be given their meanings set forth in the Agreement and its Amendments.

The parties agree to amend the Agreement as follows:

1.

Incentive. Client recently acquired approximately 6600 accounts (“Transition Accounts”) from an acquisition of Aris Corporation of America. If Client converts at least 6000 Transition Accounts by December 31, 2015 into full trading accounts, Client shall receive a [***] relationship credit on its next invoice.

2.	No Further Amendments. Except as otherwise expressly provided in this Amendment, all other terms and conditions of the Amendment and the Agreement shall remain in full force and effect.

This Amendment shall be effective as of the Amendment Effective Date set forth above.

Fiserv Solutions, LLC		AssetMark, Inc.

By:	/s/ Cheryl Nash	By:	/s/ Carrie E. Hansen
Print Name: Cheryl Nash		Print Name: Carrie E. Hansen
Title: President		Title: EVP, COO
Date: 8/10/15		Date: 8/6/2015

Confidential & Proprietary	Page 1 of 1

AMENDMENT #17 TO AGREEMENT

AMENDMENT #17 (“Amendment”) dated December 16, 2015, to the Fiserv APL System Agreement dated June 23, 2006, between Fiserv Solutions, LLC (“Fiserv”), and AssetMark, Inc. (“Client”), (as amended through the date hereof, the “Agreement”).

Fiserv and Client entered into the Agreement for Fiserv’s provision of various Services to Client and wish to amend the Agreement as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings assigned them in the Agreement.

2. Termination. The parties agree to amend the Agreement as follows:

Section 6.1, Termination, is revised and replaced in its entirety with the following:

“Client may terminate at any time for convenience during a Renewal Term upon three months’ notice to Fiserv, provided that it pays the number of remaining months in the Renewal Term multiplied by its Monthly Minimum. Upon termination, the obligations of a continuing nature shall survive, including Sections 2, 3, 4 and 8 of the Agreement. In addition, if either Party breaches the terms of this Agreement and fails to cure such breach within thirty (30) days’ notice from the non-breaching Party then, at the option of the non-breaching Party, this Agreement shall terminate. Upon termination for any reason, Client shall instruct all Authorized Parties that it is unable to provide services related to the System.”

The third line of section 1, “Term,” of Amendment #15 is clarified to read, “...The Agreement shall automatically renew for successive three (3) months terms (each a “renewal Term”)...” The reference to “one” three month Renewal Term was not intended by the Parties.

3. Amendment. This Amendment is intended to be a modification of the Agreement. Except as expressly modified herein, the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the Agreement, this Amendment shall control.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives and is effective upon the date in which it becomes fully executed by the Parties (the “Effective Date”).

For Client:		For Fiserv:

ASSETMARK, INC.		FISERV SOLUTIONS, LLC

By:	/s/ Carrie E. Hansen	By:	/s/ Dan McLaughlin
Name: Carrie E. Hansen		Name: Dan McLaughlin
Title: EVP, COO		Title: Authorized Signatory
Date: 1/26/2016		Date: 1/26/16

AMENDMENT # 18

This is Amendment #18 (“Amendment”), made effective as of March 9, 2017 to the Fiserv APL System Agreement, dated as of June 23, 2006, between Fiserv Solutions, LLC (“Fiserv”) and AssetMark, Inc. (“AssetMark”), as amended (the “Agreement”). Any capitalized terms not defined in this Amendment #18 shall be given their meanings set forth in the Agreement and its Amendments.

The Parties agree to amend the Agreement as follows:

1.	Term. Section 1.1 of the Agreement is replaced with the following:

“1.1. The Term of the Agreement shall commence on May 1, 2017, and extend for a period of four (4) years (the “Initial Term”). After the Initial Term, the Agreement shall automatically renew for one one-year term (a “Renewal Term”) at the terms of this Amendment #18, including the agreed Fixed Fee and Maximum Accounts of Schedule 1 corresponding to the 1/1/21 – 4/30/21 period, unless AssetMark provides Fiserv with written notice of termination at least three (3) months prior to the expiration of the Initial Term. After the fifth year, the Agreement shall automatically renew (beginning on May 1, 2022) on each annual anniversary for one-year terms (a “Renewal Term”) at the terms of this Amendment #18, including the agreed Fixed Fee and Maximum Accounts of Schedule 1, unless either Party provides written notice of termination at least three (3) months prior to the expiration of the Renewal Term. The Initial Term and the Renewal Term(s) shall be referred to together as the “Term.”

2.	Termination. Section 6.1 is replaced with the following:

6.1.1. AssetMark may terminate at any time for convenience during the Initial Term and any Renewal Term upon three months’ notice to Fiserv, provided that it pays, for the number of months remaining after de-conversion to another system and service provider designated by AssetMark until the end of the full Initial Term or any Renewal Term, as applicable, the Fixed Fees payable pursuant to Schedule 1. Payment of such fee shall be AssetMark’s sole and exclusive liability and Fiserv’s sole and exclusive remedy for such termination. In addition, if either Party breaches the terms of this Agreement and fails to cure such breach within thirty (30) days’ notice from the non-breaching Party then, at the option of the non-breaching Party, this Agreement shall terminate, at the date determined by the non-breaching Party, without payment of the Fixed Fees by AssetMark for the remainder of the Term for which Fiserv does not provide Services.

6.1.2. Fiserv will provide a copy of AssetMark’s data upon AssetMark’s request at its then standard rates. If AssetMark does not request such data prior to de-conversion to another system and service provider designated by AssetMark, Fiserv shall have the right to delete the data upon 90 days’ notice to AssetMark.”

3.

Notices. The addresses in Section 8.7 shall be updated as follows: AssetMark, 1655 Grant Street, 10th Floor, Concord, CA 94520 Attn: President and General Counsel. Fiserv, 184 Liberty Corner Road, Warren, NJ 07059 Attn: Chief Operating Officer and General Counsel.

Fiserv/AssetMark Amendment #18

March 9 2017

4.

Tax Functionality and Termination. Fiserv shall work in good faith to complete the work needed to provide AssetMark’s desired tax trading capabilities by March 31, 2018 (“Delivery Date”). The Parties may mutually agree to change the Delivery Date. The Parties agree to sign a Statement of Work (“SOW”) by April 15, 2017, for $[***] per month through the Delivery Date to define and deliver on these tax trading capabilities. This work shall include the services of Kass Enterprises. If there is any change to the scope of these tax trading capabilities as defined by the SOW when first signed, the Delivery Date may change accordingly, as shall be specified in the amended SOW. If Fiserv does not deliver the tax trading capabilities as defined by the SOW by the Delivery Date, then AssetMark shall have a one-time right to terminate the Agreement without penalty or payment of Fixed Fees for the remainder of the Term for which Services are not provided, upon 90 days’ notice to Fiserv, at a time specified by AssetMark, not to exceed the Initial Term of the agreement.

5.

Kass Enterprises. Kass Enterprises shall be available for the Term for the provision of professional services and pursuant to the October 3, 2013, Navigator Amendment to the Agreement and additional agreed SOWs.

6.	Fees and Charges. Schedule 1 to the Agreement is replaced with the Schedule 1 attached to this Amendment.

7.	Terms Continue. Any provision of the Agreement not specifically modified by this Amendment shall remain in full force and effect.

This Amendment shall be effective as of the date first set forth above.

Fiserv Solutions, LLC		AssetMark, Inc.

By:	/s/ Cheryl Nash	By:	/s/ Charles G Goldman
Print Name: Cheryl Nash		Print Name: Charles G Goldman
Title: President		Title: CEO
Date: 3/15/2017		Date: 3/14/2017

Fiserv/AssetMark Amendment #18

March 9 2017

SCHEDULE 1

FEES

AssetMark shall pay the following fees for the System and Services:

	5/1/17 - 12/31/17	1/1/18 - 12/13/18	1/1/19 - 12/13/19	1/1/120 - 12/13/20	1/1/21 - 4/30/21
Fixed Fee	[***]	[***]	[***]	[***]	[***]
Maximum Accounts	[***]	[***]	[***]	[***]	[***]

An additional per Account fee of $[***] shall be applied for each Account exceeding the corresponding “Maximum Accounts” listed above. An Account is any open and trading account; an Account does not include any Non-Trading Account, any Suspended Trading Account, and any Inactive Account. Non-Trading, Suspended and Inactive Accounts shall not count towards the number of Maximum Accounts and shall not be charged any fee; services for these accounts shall be provided as part of the Fixed Fee compensation paid by AssetMark.

Other than Navigator for which the current fees apply as specified in the October 3, 2013, Navigator Amendment to the Agreement, this Fixed Fee is intended to be an all-inclusive fee for all services which AssetMark currently receives under the current Agreement. If AssetMark is provided new or additional services, including additional professional services under Section 1.10 or de-conversion services under Section 7, then they shall be at Fiserv’s then current rates.

A [***] relationship credit will be applied monthly to the eight monthly invoices from May 1, 2017.